                                         SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                                         FOUR TIMES SQUARE

                                         NEW YORK 10036-6522

                                         TEL: (212) 735-3000

                                         FAX: (212) 735-2000

                                         www.skadden.com

November 19, 2012

Express Scripts Holding Company

One Express Way

St. Louis, Missouri 63121

RE:	Express Scripts Holding Company and

           the Subsidiary Guarantors described herein—

           Registration Statement on S-4

Exhibit 5.1

FIRM/AFFILIATE

OFFICES

BOSTON

CHICAGO

HOUSTON

LOS ANGELES

PALO ALTO

WASHINGTON, D.C.

WILMINGTON

BEIJING

BRUSSELS

FRANKFURT

HONG KONG

LONDON

MOSCOW

MUNICH

PARIS

SÃO PAULO

SHANGHAI

SINGAPORE

SYDNEY

TOKYO

Ladies and Gentlemen:

We have acted as special counsel to Express Scripts Holding Company, a Delaware corporation (the “Company”), and each of the Opinion Parties (as defined below), in connection with the public offering of up to (i) $900,000,000 aggregate principal amount of the Company’s 2.750% Senior Notes due 2014 (the “2014 Exchange Notes”), (ii) $1,000,000,000 aggregate principal amount of the Company’s 2.100% Senior Notes due 2015 (the “2015 Exchange Notes”), (iii) $1,250,000,000 aggregate principal amount of the Company’s 3.500% Senior Notes due 2016 (the “2016 Exchange Notes”), (iv) $1,500,000,000 aggregate principal amount of the Company’s 2.650% Senior Notes due 2017 (the “2017 Exchange Notes”), (v) $1,250,000,000 aggregate principal amount of the Company’s 4.750% Senior Notes due 2021 (the “2021 Exchange Notes”), (vi) $1,000,000,000 aggregate principal amount of the Company’s 3.900% Senior Notes due 2022 (the “2022 Exchange Notes”) and (vii) $700,000,000 aggregate principal amount of the Company’s 6.125% Senior Notes due 2041 (the “2041 Exchange Notes” and, collectively with the 2014 Exchange Notes, the 2015 Exchange Notes, the 2016 Exchange Notes, the 2017 Exchange Notes, the 2021 Exchange Notes and the 2022 Exchange Notes, the “Exchange Notes”). The Indenture, dated as of November 21, 2011 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 21, 2011 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of November 21, 2011 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of November 21, 2011 (the

Express Scripts Holding Company

November 19, 2012

“Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of November 21, 2011 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of February 9, 2012 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of February 9, 2012 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of February 9, 2012 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of April 2, 2012 (the “Eighth Supplemental Indenture”), and the Ninth Supplemental Indenture, dated as of May 29, 2012 (the “Ninth Supplemental Indenture” and, collectively with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, the “Indenture”), among the Company, the Guarantors listed on Schedule I hereto (the “Guarantors”) and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), provides for the guarantee of the applicable Exchange Notes by the Guarantors (the “Guarantees” and, together with the Exchange Notes, the “Exchange Securities”).

The Exchange Securities are to be issued pursuant to an offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to (i) $900,000,000 of the 2014 Exchange Notes and the related Guarantees, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding 2.750% Senior Notes due 2014 (the “2014 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of November 21, 2011 (the “2014 Registration Rights Agreement”), among the Company, the Guarantors and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2014 Original Notes (together, the “Representatives”), (ii) $1,000,000,000 of the 2015 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 2.100% Senior Notes due 2015 (the “2015 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of February 9, 2012 (the “2015 Registration Rights Agreement”), among the Company, the Guarantors and the Representatives, (iii) $1,250,000,000 of the 2016 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 3.500% Senior Notes due 2016 (the “2016 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of November 21, 2011 (the “2016 Registration Rights Agreement”), among the Company, the Guarantors and the Representatives, (iv)

Express Scripts Holding Company

November 19, 2012

$1,500,000,000 of the 2017 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 2.650% Senior Notes due 2017 (the “2017 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of February 9, 2012 (the “2017 Registration Rights Agreement”), among the Company, the Guarantors and the Representatives, (v) $1,250,000,000 of the 2021 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 4.750% Senior Notes due 2021 (the “2021 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of November 21, 2011 (the “2021 Registration Rights Agreement”), among the Company, the Guarantors and the Representatives, (vi) $1,000,000,000 of the 2022 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 3.900% Senior Notes due 2022 (the “2022 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of February 9, 2012 (the “2022 Registration Rights Agreement”), among the Company, the Guarantors and the Representatives, and (vii) $700,000,000 of the 2041 Exchange Notes and the related Guarantees, which have been registered under the Securities Act, for a like principal amount of the Company’s issued and outstanding 6.125% Senior Notes due 2041 (the “2041 Original Notes”) and the related guarantees, as contemplated by the Registration Rights Agreement, dated as of November 21, 2011 (the “2041 Registration Rights Agreement” and, together with the 2014 Registration Rights Agreement, the 2015 Registration Rights Agreement, the 2016 Registration Rights Agreement, the 2017 Registration Rights Agreement, the 2021 Registration Rights Agreement and the 2022 Registration Rights Agreement, the “Registration Rights Agreements”), among the Company, the Guarantors and the Representatives.

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

In rendering the opinions stated herein, we have examined and relied upon the following:

(i) the Registration Statement on Form S-4 relating to the Exchange Notes and the Guarantees filed by the Company and the Guarantors with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Registration Statement”);

Express Scripts Holding Company

November 19, 2012

(ii) the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1, of the Trustee;

(iii) an executed copy of each of the Registration Rights Agreements;

(iv) executed copies of each of the counterparts to the Registration Rights Agreements executed by each of the Guarantors listed on Schedule II hereto;

(v) an executed copy of the Indenture;

(vi) the form of global certificates evidencing the 2014 Exchange Notes (collectively, the “2014 Exchange Note Certificates”);

(vii) the form of global certificates evidencing the 2015 Exchange Notes (collectively, the “2015 Exchange Note Certificates”);

(viii) the form of global certificates evidencing the 2016 Exchange Notes (collectively, the “2016 Exchange Note Certificates”);

(ix) the form of global certificates evidencing the 2017 Exchange Notes (collectively, the “2017 Exchange Note Certificates”);

(x) the form of global certificates evidencing the 2021 Exchange Notes (collectively, the “2021 Exchange Note Certificates”);

(xi) the form of global certificates evidencing the 2022 Exchange Notes (collectively, the “2022 Exchange Note Certificates”);

Express Scripts Holding Company

November 19, 2012

(xii) the form of global certificates evidencing the 2041 Exchange Notes (the “2041 Exchange Note Certificates” and, together with the 2014 Exchange Note Certificates, the 2015 Exchange Note Certificates, the 2016 Exchange Note Certificates, the 2017 Exchange Note Certificates, the 2021 Exchange Note Certificates and the 2022 Exchange Note Certificates, the “Exchange Note Certificates”);

(xiii) each notation of guarantee of each of the Guarantors, endorsed on the respective Exchange Note Certificates;

(xiv) an executed copy of a certificate of Keith Ebling, Executive Vice President, General Counsel and Secretary of the Company, dated the date hereof (the “Company Secretary’s Certificate”);

(xv) an executed copy of a certificate of the Secretary or Assistant Secretary, as applicable, of each Opinion Party (other than the Company), dated the date hereof (collectively, the “Omnibus Secretary’s Certificates”);

(xvi) a copy of the amended and restated certificate of incorporation of the Company, certified by the Secretary of State of the State of Delaware as of the date hereof and certified pursuant to the Company Secretary’s Certificate;

(xvii) a copy of the amended and restated bylaws of the Company, certified pursuant to the Company Secretary’s Certificate;

(xviii) a copy of the articles of incorporation, certificate of incorporation, certificate of formation, statement of partnership existence, articles of organizations or other formation document, as applicable, of each Opinion Party (other than the Company), certified by the Secretary of State of each such Opinion Party’s applicable jurisdiction of formation or organization, as applicable, and certified pursuant to the Omnibus Secretary’s Certificates, as applicable;

(xix) a copy of the bylaws, limited liability company agreement, operating agreement, partnership agreement or other governing agreement, as applicable, in each case, as amended and in effect on the date hereof, of each Opinion Party (other than the Company), in each case, listed on Schedule III hereto, certified pursuant to the Omnibus Secretary’s Certificates, as applicable;

Express Scripts Holding Company

November 19, 2012

(xx) a copy of certain resolutions of the Board of Directors of the Company, adopted on November 7, 2011, certified pursuant to the Company Secretary’s Certificate;

(xxi) a copy of certain resolutions of the Board of Directors of Express Scripts, Inc., a Delaware corporation (“Express Scripts”), adopted on November 7, 2011, certified pursuant to the Omnibus Secretary’s Certificates, as applicable;

(xxii) a copy of certain resolutions of the Pricing Committee of the Board of Directors of the Company, adopted on November 14, 2011 and February 6, 2012, certified pursuant to the Company Secretary’s Certificate;

(xxiii) a copy of certain resolutions of the Pricing Committee of the Board of Directors of Express Scripts, adopted on November 14, 2011 and February 6, 2012, certified pursuant to the Omnibus Secretary’s Certificates, as applicable;

(xxiv) a copy of certain resolutions of the board of directors, board of managers, general partner or other managing body of each Opinion Party (other than the Company and Express Scripts), each adopted on November 14, 2011, April 2, 2012 or May 29, 2012, as applicable, certified pursuant to the Omnibus Secretary’s Certificates, as applicable;

(xxv) copies of certificates, each dated as of the date hereof, from the Secretary of State of the State of Delaware with respect to each Delaware Opinion Party’s (as defined below) existence and good standing in the State of Delaware;

(xxvi) copies of certificates, each dated as of the date hereof, from the Secretary of the Commonwealth of the Commonwealth of Massachusetts with respect to each Massachusetts Opinion Party’s (as defined below) legal existence and good standing with the office of the Secretary of the Commonwealth of the Commonwealth of Massachusetts;

Express Scripts Holding Company

November 19, 2012

(xxvii) copies of certificates, each dated as of the date hereof, from the office of the Secretary of State of the State of New York with respect to each New York Opinion Party’s (as defined below) existence in the State of New York;

(xxviii) copies of certificates, each dated as of the date hereof, from the Texas Secretary of State with respect to each Texas Opinion Party’s (as defined below) existence in the State of Texas; and

(xxix) copies of certificates, each dated as of the date hereof, from the Texas Comptroller of Public Accounts with respect to each Texas Opinion Party’s good standing with the office of the Texas Comptroller of Public Accounts.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and the Guarantors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and the Guarantors and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions stated below.

In our examination, we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of documents executed or to be executed, we have assumed that the parties thereto, other than the Opinion Parties, had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and, except to the extent stated herein, the validity and binding effect thereof on such parties. We have also assumed that each of the Non-Opinion Party Guarantors (as defined below) has been duly organized and is validly existing in good standing, and has requisite legal status and legal capacity, under the laws of its jurisdiction of organization and that each of the Non-Opinion Party Guarantors has complied and will comply with all aspects of the laws of all relevant jurisdictions in connection with the transactions contemplated by, and the performance of its obligations under, the Guarantees, other than the laws of the State of New York insofar as we express our opinion herein. In addition, we have assumed that neither the execution and delivery by the Company and the Guarantors of the Exchange Note Certificates and the Guarantees, nor the performance by the Company and the Guarantors of their respective obligations thereunder, violate, conflict with or constitute a default under: (i) any agreement or instrument to which the Company or any Guarantor or any of their properties are subject (except that we do not make the assumption set forth in this clause (i) with respect to those agreements and instruments which are listed in Part II of the Registration Statement, the Annual Report on Form 10-K of Express Scripts or the Annual Report on Form 10-K of Medco Health Solutions, Inc.), (ii) any law, rule, or regulation to which the Company or any Guarantor or any of their properties are subject (except that we do not make the assumption set forth in this clause (ii) with respect to the Opined-on Law (as defined below)), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and the Guarantors and others and of public officials.

Our opinions set forth herein are limited to the General Corporation Law of the State of Delaware, the Delaware Limited Liability Company Act (the “DLLCA”), the Delaware Revised Uniform Partnership Act (the “DRUPA”), the Massachusetts Business Corporation Act, the Texas Limited Liability Company Law

Express Scripts Holding Company

November 19, 2012

and the laws of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). We do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any such non-Opined on Law on the opinions herein stated.

As used herein, (i) “Opinion Parties” means the Delaware Opinion Parties, the Massachusetts Opinion Parties, the New York Opinion Parties and the Texas Opinion Parties, (ii) “Delaware Opinion Parties” means the Company and each of the entities listed on Schedule III hereto under the headings “Delaware Corporate Parties”, “Delaware Partnership Party” and “Delaware LLC Parties”, (iii) “Massachusetts Opinion Parties” means the entities listed on Schedule III hereto under the heading “Massachusetts Opinion Parties,” (iv) “New York Opinion Parties” means the entities listed on Schedule III hereto under the heading “New York Opinion Parties” and (v) “Texas Opinion Parties” means the entities listed on Schedule III hereto under the heading “Texas Opinion Parties.” “Non-Opinion Party Guarantors” means the entities listed on Schedule IV hereto.

The opinions stated herein are subject to the following qualifications:

(a) the opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b) we do not express any opinion with respect to the enforceability of Section 13.1 of the Base Indenture to the extent that such section provides that the obligations of the Guarantors are absolute and unconditional irrespective of the enforceability or genuineness of the Indenture or the effect thereof on the opinions stated herein;

(c) we do not express any opinion with respect to the enforceability of the provisions contained in Section 13.11 of the Base Indenture to the extent that such provisions limit the obligations of the Guarantors under the Indenture or any right of contribution of any party with respect to the Guarantees;

Express Scripts Holding Company

November 19, 2012

(d) we have assumed that the limited liability company agreement of each Texas Opinion Party and New York Opinion Party is the only agreement of the members of such Texas Opinion Party or New York Opinion Party, respectively, as to the affairs of such Texas Opinion Party or New York Opinion Party and the conduct of its respective business, and we do not express any opinion with respect to the effect of any other agreement of the members of any Texas Opinion Party or New York Opinion Party as to the affairs of such Texas Opinion Party or New York Opinion Party and the conduct of its respective business;

(e) we have assumed that the limited liability company agreement and the partnership agreement, as applicable, of each Delaware Opinion Party is the only limited liability company agreement or partnership agreement, as applicable, as defined under the DLLCA or the DRUPA, as applicable, of such Delaware Opinion Party; and

(f) to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in the Exchange Notes and the Guarantees, the opinions stated herein are rendered solely in reliance upon New York General Obligations Law sections 5-1401 and 5-1402 and Rule 327(b) of New York Civil Practice Law and Rules and are subject to the qualification that such enforceability may be limited by, in each case, the terms of such sections 5-1401 and 5-1402, as well as by principles of public policy, comity or constitutionality.

Based upon and subject to the foregoing and the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that when the Registration Statement, as finally amended, has become effective under the Securities Act, the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and the Exchange Notes have been duly executed and authenticated in accordance with the terms of the Indenture and have been delivered upon consummation of the Exchange Offer against receipt of Original Notes surrendered in exchange therefor in accordance with the terms of the Indenture, the Registration Rights Agreements and the Exchange Offer, the Exchange Note Certificates and the Guarantees will constitute valid and binding obligations of the Company and each of the Guarantors, respectively, enforceable against the Company and each of the Guarantors, respectively, in accordance with their terms.

Express Scripts Holding Company

November 19, 2012

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Skadden, Arps, Slate, Meagher & Flom LLP

Schedule I

Subsidiary Guarantors

Legal Name	Type of Entity	Jurisdiction of Incorporation or Formation
Envision Pharma, Inc.	Corporation	Connecticut

Accredo Care Network, Inc.	Corporation	Delaware

Accredo Health, Incorporated	Corporation	Delaware

Accredo Health Group, Inc.	Corporation	Delaware

Bracket Global LLC	Limited Liability Company	Delaware

CCSI Holding 3, LLC	Limited Liability Company	Delaware

CCS Infusion Management, LLC	Limited Liability Company	Delaware

ESI HRA, LLC	Limited Liability Company	Delaware

Critical Care Systems, Inc.	Corporation	Delaware

CuraScript, Inc.	Corporation	Delaware

CuraScript PBM Services, Inc.	Corporation	Delaware

DNA Direct, Inc.	Corporation	Delaware

ESI Claims, Inc.	Corporation	Delaware

ESI Enterprises, LLC	Limited Liability Company	Delaware

ESI-GP Holdings, Inc.	Corporation	Delaware

ESI Mail Order Processing, Inc.	Corporation	Delaware

ESI Mail Pharmacy Service, Inc.	Corporation	Delaware

ESI Partnership	General Partnership	Delaware

Evidence Scientific Solutions, Inc.	Corporation	Delaware

Express Scripts, Inc.	Corporation	Delaware

Express Scripts Canada Holding, Co.	Corporation	Delaware

Express Scripts Canada Holding, LLC	Limited Liability Company	Delaware

Express Scripts Pharmaceutical Procurement, LLC	Limited Liability Company	Delaware

Express Scripts Services Company	Corporation	Delaware

Express Scripts Senior Care, Inc.	Corporation	Delaware

Express Scripts Senior Care Holdings, Inc.	Corporation	Delaware

Express Scripts Specialty Distribution Services, Inc.	Corporation	Delaware

Express Scripts Utilization Management Co.	Corporation	Delaware

Healthbridge, Inc.	Corporation	Delaware

Hidden River, L.L.C.	Limited Liability Company	Delaware

iBiologic, Inc.	Corporation	Delaware

IVTx, Inc.	Corporation	Delaware

Infinity Infusion, LLC	Limited Liability Company	Delaware

Infinity Infusion II, LLC	Limited Liability Company	Delaware

Liberty Healthcare Group, Inc.	Corporation	Delaware

Liberty Marketplace, Inc.	Corporation	Delaware

MAH Pharmacy, L.L.C.	Limited Liability Company	Delaware

MAH Processing, Inc.	Corporation	Delaware

Legal Name	Type of Entity	Jurisdiction of Incorporation or Formation
Medco at Home, L.L.C.	Limited Liability Company	Delaware

Medco CDUR, L.L.C.	Limited Liability Company	Delaware

Medco CHP, L.L.C.	Limited Liability Company	Delaware

Medco Continuation Health, L.L.C.	Limited Liability Company	Delaware

Medco Europe, L.L.C.	Limited Liability Company	Delaware

Medco Europe II, L.L.C.	Limited Liability Company	Delaware

Medco Health, L.L.C.	Limited Liability Company	Delaware

Medco Health Puerto Rico, L.L.C.	Limited Liability Company	Delaware

Medco Health Services, Inc.	Corporation	Delaware

Medco Health Solutions, Inc.	Corporation	Delaware

Medco Health Solutions of Henderson, Nevada, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Illinois, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Indiana, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Irving, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Netpark, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Spokane, L.L.C.	Limited Liability Company	Delaware

Medco Research Institute, L.L.C.	Limited Liability Company	Delaware

Mooresville On-Site Pharmacy, LLC	Limited Liability Company	Delaware

National Diabetic Medical Supply, L.L.C.	Limited Liability Company	Delaware

P-Star Acquisition Co., Inc.	Corporation	Delaware

Systemed, L.L.C.	Limited Liability Company	Delaware

TVC Acquisition Co., Inc.	Corporation	Delaware

UBC Health Care Analytics, Inc.	Corporation	Delaware

UBC Scientific Solutions, Inc.	Corporation	Delaware

United Biosource Corporation	Corporation	Delaware

United Biosource Patient Solutions, Inc.	Corporation	Delaware

Value Health, Inc.	Corporation	Delaware

YourPharmacy.com, Inc.	Corporation	Delaware

Chesapeake Infusion, Inc.	Corporation	Florida

Express Scripts WC, Inc.	Corporation	Florida

Freco, Inc.	Corporation	Florida

Freedom Service Company, LLC	Limited Liability Company	Florida

Institute for Medical Education & Research, Inc.	Corporation	Florida

Liberty Lane Development Company, Inc.	Corporation	Florida

Liberty Medical Supply, Inc.	Corporation	Florida

Lynnfield Compounding Center, Inc.	Corporation	Florida

Lynnfield Drug, Inc.	Corporation	Florida

Medco Health Solutions of Hidden River, L.C.	Limited Company	Florida

Priorityhealthcare.com, Inc.	Corporation	Florida

Legal Name	Type of Entity	Jurisdiction of Incorporation or Formation
Priority Healthcare Distribution, Inc.	Corporation	Florida

Priority Healthcare Pharmacy, Inc.	Corporation	Florida

Sinuspharmacy, Inc.	Corporation	Florida

Specialty Infusion Pharmacy, Inc.	Corporation	Florida

Matrix GPO LLC	Limited Liability Company	Indiana

Priority Healthcare Corporation	Corporation	Indiana

Spectracare of Indiana	Partnership	Indiana

Care Continuum, Inc.	Corporation	Kentucky

Spectracare, Inc.	Corporation	Kentucky

Spectracare Healthcare Ventures, Inc.	Corporation	Kentucky

Spectracare Infusion Pharmacy, Inc.	Corporation	Kentucky

The Vaccine Consortium, LLC	Limited Liability Company	Maryland

Byfield Drug, Inc.	Corporation	Massachusetts

Healthbridge Reimbursement and Product Support, Inc.	Corporation	Massachusetts

Polymedica Corporation	Corporation	Massachusetts

Diversified Pharmaceutical Services, Inc.	Corporation	Minnesota

ESI Resources, Inc.	Corporation	Minnesota

Biopartners in Care, Inc.	Corporation	Missouri

UBC Late Stage, Inc.	Corporation	Missouri

Liberty Healthcare Pharmacy of Nevada, LLC	Limited Liability Company	Nevada

Medco Health Solutions of Las Vegas, L.L.C.	Limited Liability Company	Nevada

Priority Healthcare Corporation West	Corporation	Nevada

Airport Holdings, LLC	Limited Liability Company	New Jersey

CFI of New Jersey, Inc.	Corporation	New Jersey

ESI Realty, LLC	Limited Liability Company	New Jersey

medcohealth.com, L.L.C.	Limited Liability Company	New Jersey

Medco Health Solutions of Franklin Lakes, L.L.C.	Limited Liability Company	New Jersey

Medco Health Solutions of Willingboro, L.L.C.	Limited Liability Company	New Jersey

Medco of Willingboro Urban Renewal, L.L.C.	Limited Liability Company	New Jersey

National Prescription Administrators, Inc.	Corporation	New Jersey

AHG of New York, Inc.	Corporation	New York

Critical Care Systems of New York, Inc.	Corporation	New York

ESI Acquisition, Inc.	Corporation	New York

Medco Health New York Independent Practice Association, L.L.C.	Limited Liability Company	New York

Medco Health Solutions of Columbus North, Ltd.	Limited Company	Ohio

Legal Name	Type of Entity	Jurisdiction of Incorporation or Formation
Medco Health Solutions of Columbus West, Ltd.	Limited Company	Ohio

National Rx Services No. 3, Inc. of Ohio	Corporation	Ohio

Home Healthcare Resources, Inc.	Corporation	Pennsylvania

Medco Health Solutions of Fairfield, L.L.C.	Limited Liability Company	Pennsylvania

Medco Health Solutions of North Versailles, L.L.C.	Limited Liability Company	Pennsylvania

Infinity Infusion Care, Ltd.	Limited Partnership	Texas

Medco Health Solutions of Texas, L.L.C.	Limited Liability Company	Texas

Medco Health Solutions of Richmond, L.L.C.	Limited Liability Company	Virginia

Therapease Cuisine, Inc.	Corporation	Wisconsin

Schedule II

Guarantors That Have Executed Registration Rights Agreements Counterparts

ACCREDO CARE NETWORK, INC.

AHG OF NEW YORK, INC.

BIOPARTNERS IN CARE, INC.

BRACKET GLOBAL LLC

CCS INFUSION MANAGEMENT, LLC

CCSI HOLDING 3, LLC

CRITICAL CARE SYSTEMS OF NEW YORK, INC.

CRITICAL CARE SYSTEMS, INC.

DNA DIRECT, INC.

ENVISION PHARMA INC.

EVIDENCE SCIENTIFIC SOLUTIONS, INC.

HIDDEN RIVER, L.L.C.

HOME HEALTHCARE RESOURCES, INC.

INFINITY INFUSION CARE, LTD.

INFINITY INFUSION II, LLC

INFINITY INFUSION, LLC

INSTITUTE FOR MEDICAL EDUCATION & RESEARCH, INC.

LIBERTY HEALTHCARE GROUP, INC.

LIBERTY HEALTHCARE PHARMACY OF NEVADA, LLC

LIBERTY LANE DEVELOPMENT COMPANY, INC.

LIBERTY MARKETPLACE, INC.

LIBERTY MEDICAL SUPPLY, INC.

MAH PHARMACY, L.L.C.

MAH PROCESSING, INC.

MEDCO AT HOME, L.L.C.

MEDCO CDUR, L.L.C.

MEDCO CHP, L.L.C.

MEDCO CONTINUATION HEALTH, L.L.C.

MEDCO EUROPE, L.L.C.

MEDCO EUROPE II, L.L.C.

MEDCO HEALTH, L.L.C.

MEDCO HEALTH NEW YORK INDEPENDENT PRACTICE ASSOCIATION, L.L.C.

MEDCO HEALTH PUERTO RICO, L.L.C.

MEDCO HEALTH SOLUTIONS, INC.

MEDCO HEALTH SOLUTIONS OF COLUMBUS NORTH, LTD.

MEDCO HEALTH SOLUTIONS OF COLUMBUS WEST, LTD.

MEDCO HEALTH SOLUTIONS OF FAIRFIELD, L.L.C.

MEDCO HEALTH SOLUTIONS OF FRANKLIN LAKES, L.L.C.

MEDCO HEALTH SOLUTIONS OF HENDERSON, NEVADA, L.L.C.

MEDCO HEALTH SOLUTIONS OF HIDDEN RIVER, L.C.

MEDCO HEALTH SOLUTIONS OF ILLINOIS, L.L.C.

MEDCO HEALTH SOLUTIONS OF INDIANA, L.L.C.

MEDCO HEALTH SOLUTIONS OF IRVING, L.L.C.

MEDCO HEALTH SOLUTIONS OF LAS VEGAS, L.L.C.

MEDCO HEALTH SOLUTIONS OF NETPARK, L.L.C.

MEDCO HEALTH SOLUTIONS OF NORTH VERSAILLES, L.L.C.

MEDCO HEALTH SOLUTIONS OF RICHMOND, L.L.C.

MEDCO HEALTH SOLUTIONS OF SPOKANE, L.L.C.

MEDCO HEALTH SOLUTIONS OF TEXAS, L.L.C.

MEDCO HEALTH SOLUTIONS OF WILLINGBORO, L.L.C.

MEDCOHEALTH.COM, L.L.C.

MEDCO OF WILLINGBORO URBAN RENEWAL, L.L.C.

MEDCO RESEARCH INSTITUTE, L.L.C.

NATIONAL DIABETIC MEDICAL SUPPLY, L.L.C.

NATIONAL RX SERVICES NO. 3, INC. OF OHIO

P-STAR ACQUISITION CO., INC.

POLYMEDICA CORPORATION

SYSTEMED, L.L.C.

THE VACCINE CONSORTIUM, LLC

THERAPEASE CUISINE, INC.

TVC ACQUISITION CO., INC.

UBC HEALTH CARE ANALYTICS, INC.

UBC LATE STAGE, INC.

UBC SCIENTIFIC SOLUTIONS, INC.

UNITED BIOSOURCE CORPORATION

UNITED BIOSOURCE PATIENT SOLUTIONS, INC.

Schedule III

Opinion Party Guarantors

Legal Name	Type of Entity	Jurisdiction of Incorporation Formation
Delaware Corporate Parties

Accredo Care Network, Inc.	Corporation	Delaware

Accredo Health, Incorporated	Corporation	Delaware

Accredo Health Group, Inc.	Corporation	Delaware

Critical Care Systems, Inc.	Corporation	Delaware

CuraScript, Inc.	Corporation	Delaware

CuraScript PBM Services, Inc.	Corporation	Delaware

DNA Direct, Inc.	Corporation	Delaware

ESI Claims, Inc.	Corporation	Delaware

ESI-GP Holdings, Inc.	Corporation	Delaware

ESI Mail Order Processing, Inc.	Corporation	Delaware

ESI Mail Pharmacy Service, Inc.	Corporation	Delaware

Evidence Scientific Solutions, Inc.	Corporation	Delaware

Express Scripts Canada Holding, Co.	Corporation	Delaware

Express Scripts, Inc.	Corporation	Delaware

Express Scripts Services Company	Corporation	Delaware

Express Scripts Senior Care, Inc.	Corporation	Delaware

Express Scripts Senior Care Holdings, Inc.	Corporation	Delaware

Express Scripts Specialty Distribution Services, Inc.	Corporation	Delaware

Express Scripts Utilization Management Co.	Corporation	Delaware

Healthbridge, Inc.	Corporation	Delaware

iBiologic, Inc.	Corporation	Delaware

IVTx, Inc.	Corporation	Delaware

Liberty Healthcare Group, Inc.	Corporation	Delaware

Liberty Marketplace, Inc.	Corporation	Delaware

MAH Processing, Inc.	Corporation	Delaware

Medco Health Services, Inc.	Corporation	Delaware

Medco Health Solutions, Inc.	Corporation	Delaware

P-Star Acquisition Co., Inc.	Corporation	Delaware

TVC Acquisition Co., Inc.	Corporation	Delaware

UBC Health Care Analytics, Inc.	Corporation	Delaware

UBC Scientific Solutions, Inc.	Corporation	Delaware

United Biosource Corporation	Corporation	Delaware

United Biosource Patient Solutions, Inc.	Corporation	Delaware

Value Health, Inc.	Corporation	Delaware

YourPharmacy.com, Inc.	Corporation	Delaware

Delaware Partnership Party

ESI Partnership	General Partnership	Delaware

Delaware LLC Parties

Bracket Global LLC	Limited Liability Company	Delaware

CCSI Holding 3, LLC	Limited Liability Company	Delaware

CCS Infusion Management, LLC	Limited Liability Company	Delaware

ESI HRA, LLC	Limited Liability Company	Delaware

ESI Enterprises, LLC	Limited Liability Company	Delaware

Express Scripts Canada Holding, LLC	Limited Liability Company	Delaware

Express Scripts Pharmaceutical Procurement, LLC	Limited Liability Company	Delaware

Hidden River, L.L.C.	Limited Liability Company	Delaware

Infinity Infusion, LLC	Limited Liability Company	Delaware

Infinity Infusion II, LLC	Limited Liability Company	Delaware

MAH Pharmacy, L.L.C.	Limited Liability Company	Delaware

Medco at Home, L.L.C.	Limited Liability Company	Delaware

Medco CDUR, L.L.C.	Limited Liability Company	Delaware

Medco CHP, L.L.C.	Limited Liability Company	Delaware

Medco Continuation Health, L.L.C.	Limited Liability Company	Delaware

Medco Europe, L.L.C.	Limited Liability Company	Delaware

Medco Europe II, L.L.C.	Limited Liability Company	Delaware

Medco Health, L.L.C.	Limited Liability Company	Delaware

Medco Health Puerto Rico, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Henderson, Nevada, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Illinois, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Indiana, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Irving, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Netpark, L.L.C.	Limited Liability Company	Delaware

Medco Health Solutions of Spokane, L.L.C.	Limited Liability Company	Delaware

Medco Research Institute, L.L.C.	Limited Liability Company	Delaware

Mooresville On-Site Pharmacy LLC	Limited Liability Company	Delaware

National Diabetic Medical Supply, L.L.C.	Limited Liability Company	Delaware

Systemed, L.L.C.	Limited Liability Company	Delaware

Massachusetts Opinion Parties

Byfield Drug, Inc.	Corporation	Massachusetts

Healthbridge Reimbursement and Product Support, Inc.	Corporation	Massachusetts

Polymedica Corporation	Corporation	Massachusetts

New York Opinion Parties

ESI Acquisition, Inc. (fka NextRx Services, Inc.)	Corporation	New York

AHG of New York, Inc.	Corporation	New York

Critical Care Systems of New York, Inc.	Corporation	New York

Medco Health New York Independent Practice Association, L.L.C.	Limited Liability Company	New York

Texas Opinion Parties

Infinity Infusion Care, Ltd.	Limited Partnership	Texas

Medco Health Solutions of Texas, L.L.C.	Limited Liability Company	Texas

Schedule IV

Non-Opinion Party Guarantors

Legal Name	Type of Entity	Jurisdiction of Incorporation or Formation
Envision Pharma, Inc.	Corporation	Connecticut

Chesapeake Infusion, Inc.	Corporation	Florida

Express Scripts WC, Inc.	Corporation	Florida

Freco, Inc.	Corporation	Florida

Freedom Service Company, LLC	Limited Liability Company	Florida

Institute for Medical Education & Research, Inc.	Corporation	Florida

Liberty Lane Development Company, Inc.	Corporation	Florida

Liberty Medical Supply, Inc.	Corporation	Florida

Lynnfield Compounding Center, Inc.	Corporation	Florida

Lynnfield Drug, Inc.	Corporation	Florida

Medco Health Solutions of Hidden River, L.C.	Limited Company	Florida

Priorityhealthcare.com, Inc.	Corporation	Florida

Priority Healthcare Distribution, Inc.	Corporation	Florida

Priority Healthcare Pharmacy, Inc.	Corporation	Florida

Sinuspharmacy, Inc.	Corporation	Florida

Specialty Infusion Pharmacy, Inc.	Corporation	Florida

Matrix GPO LLC	Limited Liability Company	Indiana

Priority Healthcare Corporation	Corporation	Indiana

Spectracare of Indiana	Partnership	Indiana

Care Continuum, Inc.	Corporation	Kentucky

Spectracare, Inc.	Corporation	Kentucky

Spectracare Healthcare Ventures, Inc.	Corporation	Kentucky

Spectracare Infusion Pharmacy, Inc.	Corporation	Kentucky

The Vaccine Consortium, LLC	Limited Liability Company	Maryland

Diversified Pharmaceutical Services, Inc.	Corporation	Minnesota

ESI Resources, Inc.	Corporation	Minnesota

Biopartners in Care, Inc.	Corporation	Missouri

UBC Late Stage, Inc.	Corporation	Missouri

Liberty Healthcare Pharmacy of Nevada, LLC	Limited Liability Company	Nevada

Medco Health Solutions of Las Vegas, L.L.C.	Limited Liability Company	Nevada

Priority Healthcare Corporation West	Corporation	Nevada

Airport Holdings, LLC	Limited Liability Company	New Jersey

CFI of New Jersey, Inc.	Corporation	New Jersey

ESI Realty, LLC	Limited Liability Company	New Jersey

medcohealth.com, L.L.C.	Limited Liability Company	New Jersey

Medco Health Solutions of Franklin Lakes, L.L.C.	Limited Liability Company	New Jersey

Medco Health Solutions of Willingboro, L.L.C.	Limited Liability Company	New Jersey

Medco of Willingboro Urban Renewal, L.L.C.	Limited Liability Company	New Jersey

National Prescription Administrators, Inc.	Corporation	New Jersey

Medco Health Solutions of Columbus North, Ltd.	Limited Company	Ohio

Medco Health Solutions of Columbus West, Ltd.	Limited Company	Ohio

National Rx Services No. 3, Inc. of Ohio	Corporation	Ohio

Home Healthcare Resources, Inc.	Corporation	Pennsylvania

Medco Health Solutions of Fairfield, L.L.C.	Limited Liability Company	Pennsylvania

Medco Health Solutions of North Versailles, L.L.C.	Limited Liability Company	Pennsylvania

Medco Health Solutions of Richmond, L.L.C.	Limited Liability Company	Virginia

Therapease Cuisine, Inc.	Corporation	Wisconsin